EXHIBIT 1.1(P)(1)

FORM OF
PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT
This Patent, Trademark and Copyright Security Agreement, executed the 9th day of May, 2016, is made by the entities listed on the signature page hereto and each other Person that, after the date hereof, becomes bound hereby from time to time by joinder, assumption or otherwise (each a "Grantor" and collectively, the "Grantors"), for the benefit of PNC Bank, National Association, as administrative agent and collateral agent for the Lenders (as defined in the Credit Agreement (as hereinafter defined)) (in such capacity, the "Administrative Agent") (this "Security Agreement").
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement, dated of even date herewith (as may be amended, modified, supplemented or restated from time to time, the "Credit Agreement"), by and among Black Box Corporation, a Delaware corporation, as borrower (the "Borrower"), the Guarantors (as defined therein) party thereto, the Lenders party thereto and the Administrative Agent; and
WHEREAS the Grantors have agreed, among other things, to grant to the Administrative Agent (for itself and for the benefit of the Lenders) a security interest in certain of their assets, including, without limitation, the Grantors' patents, patent applications, service marks, service mark applications, service names, trademarks, trademark applications, trade names, goodwill and copyrights, copyright applications and copyright registrations pursuant to the terms and conditions of this Security Agreement.
NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, each Grantor agrees as follows:
1.Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
2.Security Interest in Patents To secure the complete and timely satisfaction of the Obligations, each Grantor hereby grants and conveys to the Administrative Agent (for itself and for the benefit of the Lenders) a Lien in all of such Grantor's right, title and interest in and to all of its now owned or hereafter acquired or arising issued patents and patent applications, including, without limitation, the U.S. issued patents and patent applications in the United States Patent and Trademark Office listed on Schedule A, attached hereto and made a part hereof, and (a) the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) any rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses (a) – (d), are hereinafter individually and/or collectively referred to as the

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"Patents"); provided, however that the Patents shall not include any Excluded Property (as defined in the Security Agreement).
3.Security Interest in Trademarks and Goodwill. To secure the complete and timely satisfaction of the Obligations, each Grantor hereby grants and conveys to the Administrative Agent (for itself and the benefit of the Lenders) a Lien in all of such Grantor's right, title and interest in and to all of its now owned or hereafter acquired or arising and filed:
(i)    trademarks, trademark registrations, trade names and trademark applications, service marks, service mark registrations, service names and service mark applications (but excluding any application to register any “intent to use” trademark, service mark or other mark prior to filing under applicable Law of a verified statement of use (or the equivalent) for such trademark, service mark or other mark to the extent the creation of a Lien thereon or the grant of a mortgage thereon or the attachment or enforcement of either of the foregoing would void or invalidate such trademark, service mark or other mark), including, without limitation, the U.S. trademark registrations and trademark applications in the United States Patent and Trademark Office listed on Schedule B, attached hereto and made a part hereof, and (a) renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) any rights corresponding thereto throughout the world (all of the foregoing trademarks, service marks, trademark and service mark registrations, trade names, service names and applications, together with the items described in clauses (a) – (d), are hereinafter individually and/or collectively referred to as the "Trademarks"); provided, however that the Trademarks shall not include any Excluded Property; and
(ii)    the entire goodwill of such Grantor's business including but not by way of limitation such goodwill connected with and symbolized by the Trademarks.
4.Security Interest in Copyrights. To secure the complete and timely satisfaction of the Obligations, each Grantor hereby grants and conveys to the Administrative Agent (for itself and the benefit of the Lenders) a Lien in all of such Grantor's right, title and interest in and to all of its now owned or hereafter acquired or arising copyrights, and all filed or issued registrations and recordings thereof, including, without limitation, the U.S. copyright registrations in the United States Copyright Office listed on Schedule C, attached hereto and made a part hereof, and (a) all extensions and renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) any rights corresponding thereto throughout the world (all of the foregoing copyrights, together with the items described in (a) – (d) are hereinafter individually and/or collectively referred to as the "Copyrights") provided, however that the Copyrights shall not include any Excluded Property.
5.New Patents, Trademarks and Copyrights. Each Grantor hereby authorizes the Administrative Agent as its attorney in fact to modify this Security Agreement (or any short-form notice of security interest executed in connection therewith (hereinafter referred to as a "Short-Form Notice")) by amending Schedules A, B, and/or C, as applicable (or any applicable schedule to any

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Short-Form Notice), to include any future U.S. Patents, Trademarks and Copyrights issued, registered or applied for, as applicable, in the United States Patent and Trademark Office or United States Copyright Office, and to file or refile this Security Agreement (or any applicable Short-Form Notice) with the United States Patent and Trademark Office and/or United States Copyright Office, as the case may be, listing such issued, registered or applied Patents, Trademarks and Copyrights.
6.Representations and Warranties. Each Grantor represents and warrants to the Administrative Agent that, as of the Effective Date, except as otherwise set forth in the schedules hereto:
(i)    The issued, registered and applied for Patents, Trademarks and Copyrights set forth on Schedules A, B, and C are subsisting and, to each Grantor’s knowledge, valid and enforceable except where the failure of such Patents, Trademarks and Copyrights to be subsisting, valid or enforceable does not constitute a Material Adverse Change;
(ii)    Such Grantor, as applicable, is the owner of the issued, registered and applied for Patents, Trademarks and Copyrights set forth on Schedules A, B, and C and has the power and authority to enter into this Security Agreement according to its terms; and
(iii)    This Security Agreement does not violate and is not in contravention of any other agreement to which such Grantor is a party or any judgment or decree by which such Grantor is bound and does not require any consent under any other agreement to which such Grantor is a party or by which such Grantor is bound.
7.Duties of the Grantors. Except as may be otherwise agreed to by the Administrative Agent or determined by such Grantor in its reasonable business judgment (and only to the extent included in the Collateral), each Grantor shall: (i) prosecute diligently any material U.S. patent application owned by such Grantor and any material U.S. trademark application or material service mark application owned by such Grantor that is pending as of the date hereof or thereafter, (ii) preserve and maintain all material U.S. patent applications and patents, material U.S. trademark applications, trademark registrations, service mark applications, and material U.S. service mark registrations, and material U.S. copyright registrations, in each case, owned by such Grantor, provided, however that any Grantor may, for the avoidance of doubt, abandon any application among the Patents, Trademarks, and Copyrights which are not material to the business operations of such Grantor or permit any registration among the Patents, Trademarks, and Copyrights which are not material to the business operations of such Grantor to be cancelled or expire, and (iii) take such reasonable steps if and as such Grantor determines in its reasonable business judgment are necessary, to ensure that the material U.S. copyright registrations owned by such Grantor do not become abandoned or dedicated to the public. For the avoidance of doubt, any expenses incurred in connection with the duties set forth in this Paragraph 7 shall be borne by the Grantors.
8.Defeasance. Notwithstanding anything to the contrary contained in this Security Agreement, upon the earlier of the Release Date or Payment In Full, this Security Agreement shall terminate and be of no further force and effect and at the request of the Grantors, the Administrative Agent (for itself and on behalf of the Lenders) shall thereupon terminate its security interest in the Patents, Trademarks and Copyrights. For the avoidance of doubt, except as expressly provided for

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herein, this Security Agreement is not intended and shall not be construed to obligate the Administrative Agent to take any action whatsoever with respect to the Patents, Trademarks and Copyrights or to incur expenses or perform or discharge any obligation, duty or disability of any Grantor.
9.Waivers. No course of dealing between the Loan Parties and the Administrative Agent nor any failure to exercise nor any delay in exercising, on the part of the Administrative Agent, any right, power or privilege hereunder or under the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
10.Modification. This Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in Paragraph 5 hereof or by a writing signed by the parties hereto.
11.Cumulative Remedies; Effect on Other Documents. All of the Administrative Agent's rights and remedies with respect to the Patents, Trademarks and Copyrights, whether established hereby, by the Credit Agreement or any Loan Document, or by any other agreements or by applicable law shall be cumulative and may be exercised singularly or concurrently. Each Grantor acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of the Administrative Agent under the Credit Agreement or the Loan Documents but rather is intended to facilitate the exercise of such rights and remedies. To the extent there is any inconsistency between this Security Agreement and the Credit Agreement, the Credit Agreement shall control.
12.Binding Effect; Benefits. This Security Agreement shall be binding upon each Grantor and its successors and assigns, and shall inure to the benefit of the Administrative Agent (for itself and the benefit of the Lenders) and its successors and assigns.
13.Governing Law. This Security Agreement shall be governed by and construed in accordance with the Laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed in such State.
14.Counterparts. Any number of counterparts of this Security Agreement may be executed by the parties hereto. Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Security Agreement by telecopy or e‑mail shall be effective as delivery of a manually executed counterpart of this Security Agreement.
15.Joinder. Upon the execution and delivery by any other Person of a Guarantor Joinder that occurs prior to the Release Date, (i) such Person shall become a "Grantor" hereunder with the same force and effect as if it were originally a party to this Security Agreement and named as a "Grantor" on the signature pages hereto and (ii) the Schedules to this Security Agreement shall be deemed updated by the supplemental Schedules to this Security Agreement, if any, delivered pursuant to the terms of such Guarantor Joinder.

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16.Power of Attorney Acknowledgment. Each Grantor acknowledges and agrees that (a) this Security Agreement contains one or more provisions authorizing the Administrative Agent or other Persons, as applicable (the Administrative Agent and such other Persons, acting in such capacity, are each an "Authorized Person"), to act as such Grantor’s attorney-in-fact or agent (collectively the "Power of Attorney"); (b) the purpose of the Power of Attorney is to give each Authorized Person broad powers to take any action which any Authorized Person may deem necessary or advisable to accomplish the purposes hereof and otherwise act in the name of each Grantor; (c) the Power of Attorney is coupled with an interest and, as such, any Authorized Person, in exercising any of its rights under the Power of Attorney is not a fiduciary of any Grantor; (d) any Authorized Person may exercise any of its rights under the Power of Attorney for the sole benefit of such Authorized Person, without regard to the interests of any Grantor; (e) the Power of Attorney shall in no way be construed as to benefit any Grantor; (f) no Authorized Person shall have any duty to exercise any powers granted by the Power of Attorney for the benefit of any Grantor or in any Grantor’s best interest; (g) no Authorized Person shall have any duty of loyalty to any Grantor; (g) each Authorized Person shall, to the extent exercisable, exercise any and all powers granted by the Power of Attorney solely for the benefit of such Authorized Person; (h) any rights any Grantor may have under 20 Pa.C.S. §§ 5601 - 5612, as amended (the "POA Act") are hereby forever waived and relinquished; (i) without limiting the generality of the foregoing, (A) the Power of Attorney shall not be construed in accordance with the provisions of the POA Act, and (B) no Authorized Person shall have any of the duties described in 20 Pa.C.S. § 5601.3(b); (j) the Power of Attorney is irrevocable; and (k) each Grantor has read and understands the Power of Attorney.

[INTENTIONALLY LEFT BLANK; SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, and intending to be legally bound, the Grantors have executed this Security Agreement as a document under seal on the day and year first above written.

GRANTORS:

Black Box Corporation, a Delaware corporation
ACS Communications, Inc., a Texas corporation
ACS Dataline, LP, a Texas limited partnership
ACS Investors, LLC, a Delaware limited liability company
BB Technologies, Inc., a Delaware corporation
BBox Holding Company, a Delaware corporation
Black Box Corporation of Pennsylvania, a Delaware corporation
Black Box Network Services, Inc. – Government Solutions, a Tennessee corporation
Black Box Services Company, a Delaware corporation
Delaney Telecom, Inc., a Pennsylvania corporation
InnerWireless, Inc., a Delaware corporation
Midwest Communications Technologies, Inc., an Ohio corporation
Mutual Telecom Services Inc., a Delaware corporation
NextiraOne, LLC, a Delaware limited liability company
NextiraOne Federal, LLC, a Delaware limited liability company
Norstan, Inc., a Minnesota corporation
Norstan Communications, Inc., a Minnesota corporation
Nu-Vision Technologies, LLC, a New York limited liability company
Scottel Voice & Data, Inc., a California corporation
Teldata Corporation, a Tennessee corporation
Vibes Technologies, Inc., a Minnesota corporation

By:	(SEAL)
Timothy C. Huffmyer, in his capacity as one or more of the following: President, Vice President, CFO, Treasurer and/or Secretary

[Signature Page to Patent, Trademark and Copyright Security Agreement (Black Box)]

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA    )
            )    SS:
COUNTY OF ALLEGHENY            )
On this, the ___ day of May, 2016, before me, a Notary Public, personally appeared Timothy C. Huffmyer, who acknowledged himself to be an Authorized Officer of Black Box Corporation, a Delaware corporation, ACS Communications, Inc., a Texas corporation, ACS Dataline, LP, a Texas limited partnership, ACS Investors, LLC, a Delaware limited liability company, BB Technologies, Inc., a Delaware corporation, BBox Holding Company, a Delaware corporation, Black Box Corporation of Pennsylvania, a Delaware corporation, Black Box Network Services, Inc. – Government Solutions, a Tennessee corporation, Black Box Services Company, a Delaware corporation, Delaney Telecom, Inc., a Pennsylvania corporation, InnerWireless, Inc., a Delaware corporation, Midwest Communications Technologies, Inc., an Ohio corporation, Mutual Telecom Services Inc., a Delaware corporation, NextiraOne, LLC, a Delaware limited liability company, NextiraOne Federal, LLC, a Delaware limited liability company, Norstan, Inc., a Minnesota corporation, Norstan Communications, Inc., a Minnesota corporation, Nu-Vision Technologies, LLC, a New York limited liability company, Scottel Voice & Data, Inc., a California corporation, Teldata Corporation, a Tennessee corporation and Vibes Technologies, Inc., a Minnesota corporation (collectively, the "Loan Parties"), and that he, as such Authorized Officer of the Loan Parties, executed the foregoing instrument for the purposes therein contained by signing his name on behalf of the Loan Parties.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

[Notary Signature Page to Patent, Trademark and Copyright Security Agreement (Black Box)]

SCHEDULE A

PATENTS

SCHEDULE B

TRADEMARKS

SCHEDULE C

COPYRIGHTS